                                                                    Exhibit 10.1

                          WAIVER AND THIRD AMENDMENT TO
                       AMENDED AND RESTATED LOAN AGREEMENT

     This Waiver and Third Amendment to Amended and Restated Loan Agreement is entered into on this 7th day of November, 2003, effective as of September 30, 2003, and is executed in connection with that certain Amended and Restated Loan Agreement effective as of December 20, 2002 (as the same may be amended, restated, modified or supplemented from time to time, the "Loan Agreement") among Torch Offshore, Inc. ("Borrower") and Regions Bank ("Bank").

     WHEREAS, Borrower and Bank desire to amend the Loan Agreement.

     NOW THEREFORE, for good and adequate consideration the receipt of which is hereby acknowledged, the parties hereto do hereby agree as follows:

     1. As used herein, capitalized terms not defined herein shall have the meanings attributed to them in the Loan Agreement.

     2. Bank hereby waives compliance by Borrower with the minimum Consolidated Current Ratio covenant contained in Section 5.02(k)(i) of the Loan Agreement for the fiscal quarter ending on September 30, 2003. Borrower acknowledges and agrees that this waiver of compliance with the financial covenant contained in
Section 5.02(k)(i) of the Loan Agreement shall apply only to the fiscal quarter ending on September 30, 2003 and shall not constitute a waiver of compliance for any other fiscal quarter.

     3. Section 5.02 (k)(i) of the Loan Agreement is amended and restated to read as follows:

        (i) Borrower will have and maintain, as of the end of each fiscal quarter, a Consolidated Current Ratio of at least:

                 Periods Ending                                       Ratio
                 --------------                                       -----
                 On or before December 31, 2003                       1.00
                 From January 1, 2004 to March 31, 2004               1.10
                 After March 31, 2004                                 1.30.

     4. BORROWER HEREBY RELEASES BANK AND SOLIDARILY AGREES TO HOLD BANK HARMLESS FROM AND AGAINST ANY AND ALL CLAIMS ARISING PRIOR TO THE EXECUTION DATE OF THIS WAIVER AND THIRD AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT ARISING OUT OF, RESULTING FROM OR RELATING TO (A) ANY SECURED OBLIGATIONS OR (B) ANY OF THE LOAN DOCUMENTS.

     5. In connection with the foregoing and only in connection with the foregoing, the Loan Agreement is hereby amended, but in all other respects all of the terms, conditions and provisions of the Loan Agreement remain unaffected.

     6. Except as may be specifically set forth herein, this Waiver and Third Amendment to Amended and Restated Loan Agreement shall not constitute a waiver of any Default(s) under the Amended and Restated Loan Agreement or any documents executed in connection therewith, all rights and remedies of Bank being preserved and maintained.

     7. This Waiver and Third Amendment to Amended and Restated Loan Agreement may be executed in two or more counterparts, and it shall not be necessary that the signatures of all parties hereto



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

be contained on any one counterpart hereof; each counterpart shall be deemed an original, but all of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties have caused this instrument to be duly executed.

                                         TORCH OFFSHORE, INC.

                                         By:  /s/ ROBERT E. FULTON
                                              --------------------
                                              Robert E. Fulton
                                              Its Chief Financial Officer
                                              401 Whitney Avenue, Suite 400
                                              Gretna, Louisiana 70056
                                              Telecopy number: (504) 367-7075

                                         REGIONS BANK

                                         By:   /s/ JORGE E. GORIS
                                               ------------------
                                               Jorge E. Goris
                                               Its Senior Vice President
                                               301 St. Charles Avenue
                                               New Orleans, LA 70130
                                               Telecopier: (504) 584-2165

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